Summary Prospectus and Prospectus Supplement American Century Emerging Markets Bond ETF
Supplement dated April 2, 2022 ■ Summary Prospectus and Prospectus dated January 1, 2022

The changes below are effective as of May 13, 2022.

The following replaces the Portfolio Managers section in the summary prospectus and the prospectus:
Portfolio Managers
John A. Lovito, Senior Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 2009.
Thomas Youn, Portfolio Manager and Senior Corporate Analyst, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 2014.
Rajat Ahuja, Portfolio Manager and Senior Sovereign Analyst, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 2021.

The following replaces the The Fund Management Team section on page 10 in the prospectus:
The Fund Management Team
The advisor uses teams of portfolio managers and analysts, organized by broad investment categories such as money markets, corporate bonds, government bonds and municipal bonds, in its management of fixed-income funds. Designated portfolio managers serve on the firm’s Global Fixed Income Investment Committee, which is responsible for periodically adjusting the fund’s dynamic investment parameters based on economic and market conditions. The fund’s portfolio managers are responsible for security selection and portfolio construction for the fund within these parameters, as well as compliance with stated investment objectives and cash flow monitoring. Other members of the investment team provide research and analytical support but generally do not make day-to-day investment decisions for the fund.
The individuals listed below are jointly and primarily responsible for the day-to-day management of the fund described in this prospectus.
John A. Lovito (Global Fixed Income Investment Committee Representative)
Mr. Lovito, Senior Vice President and Senior Portfolio Manager, has served on teams managing fixed-income investments since joining the advisor in 2009. He has a bachelor’s degree in economics and an MBA in finance from Fordham University.
Thomas Youn
Mr. Youn, Portfolio Manager and Senior Corporate Analyst, has served on teams managing fixed-income investments for American Century Investments since joining the advisor in 2014. He has a bachelor’s degree in biology from Brown University and an MBA from The University of Chicago Booth School of Business.
Rajat Ahuja
Mr. Ahuja, Portfolio Manager and Senior Sovereign Analyst, has served on teams managing fixed-income investments since joining the advisor in 2021. Prior to joining American Century, he was a portfolio manager at Aberdeen Standard Investments from 2013 to 2021. He has a bachelor’s degree in accounting from Purdue University.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

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